Putnam
Real Estate
Opportunities
Fund

ANNUAL REPORT
August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman


Dear Shareholder:

During the 12 months ended August 31, 1996, Putnam Real Estate
Opportunities Fund added a second fiscal year of solid performance to its emerging track record. The period was marked by volatility in both stock and bond markets as investors grappled with the economy's somewhat confusing signals and their interest-rate implications.

While the broad stock market first soared to new heights and then gave back many gains toward the end of the period, stocks of real estate investment trusts (REITs) maintained a more even keel of steady income and growth. Your fund followed suit, delivering a total return of 19.53% at net asset value for the fiscal year, outpacing the National Association of Real Estate Investment Trusts (NAREIT) Index, which returned 18.49% for that period.

The fund's return also compares favorably with the return of the broad stock market as measured by the Standard & Poor's 500(registered trademark) Index, which returned 18.70% over the same period. Investors should keep in mind, however, that REITs typically maintain a low correlation with the activity of the broad market and that this independence can help stabilize your overall portfolio; indeed, this is the main reason many investors buy REITs.

* SECTOR STRATEGY REMAINS INTACT

The portfolio remains predominantly invested in REITs, with the remaining assets primarily invested in the stocks of companies closely related to the real estate industry.

Fund Manager Jeanne Mockard has kept the fund overweighted in manufactured-home REITs, slightly overweighted in health-care REITs, underweighted in retail REITs, and slightly underweighted in apartment REITs. Stocks of home-builder REITs remain a significant part of the portfolio. However, Jeanne did reduce exposure to these stocks by about one half in January as valuations on certain stocks approached target levels. With the manufactured-home REIT sector generating strong returns for the first eight months of 1996, the portfolio's overweighting in this area proved profitable for the fund. Stocks of hotel REITs were also strong performers.

Unfortunately, a slight overweighting in health-care REITs did not serve the fund as well, although fund management still views this sector positively over the long term. Health-care REIT performance is not tied to the general economy, depending instead on favorable demographic trends involving our aging population and its growing need for health-care services. Consequently, when the REIT group is doing well, as it did during the fund's annual period, health-care REIT performance doesn't stand out as much.

* RETAIL-RELATED DIVERSIFICATION PAYS OFF

Although retailers had been laboring under difficult economic conditions for some time, your fund's management team anticipated that the effect of the rising economy on retail sales would put retailers in a position to request lower rents from retail REITs. For this reason, management underweighted retail REITs while simultaneously investing a portion of portfolio assets into retail stocks.

In contrast to retail REITs, which did not perform as well as expected, the fund's retail stock holdings did exceptionally well. In fact, the fund's retail stock gains more than compensated for the underweighting in retail REITs. The fund's best holdings in this category included Dayton-Hudson, Kmart, Melville, and JCPenney. While these stocks, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* CONSOLIDATION SWEEPS REIT INDUSTRY

As in the retailing industry, it has become obvious that smaller, localized REITs will have difficulty realizing the cost structures and economies of scale to compete successfully with larger companies. Consequently, larger REITs are becoming stronger through expansion and acquisition. This geographic expansion can also help protect the large REITs' stock values, since positive conditions in one market may be able to offset a downturn somewhere else.

By owning both small and large REITs, the fund is well positioned to benefit from the consolidation trend. The smaller holdings are localized REITs, which are viewed as experts in their markets. This makes them attractive acquisition targets for larger REITs seeking to gain instant prominence in a particular market. Of course, it typically pays to own the strongest players in the industry; thus large REITs in the apartment, industrial, and office sectors make up the fund's largest portfolio positions.

[GRAPHIC OMITTED: TOP INDUSTRY SECTORS*]

Residential             19.0%

Office and
industrial              16.5%

Shopping centers        15.5%

Health-care
facilities               7.2%

Self storage             5.8%

Footnote reads:
*Based on net assets as of 8/31/96. Allocations will vary over time.



[GRAPHIC OMITTED: Top 10 Holdings]

Beacon Properties Corp.
Office and industrial

Simon DeBartolo Group, Inc.
Shopping centers

Cali Realty Corp.
Office and industrial

Public Storage, Inc.
Self-storage

Duke Realty Investments, Inc.
Office and industrial

Equity Residential Properties Trust
Residential

First Industrial Realty Trust, Inc.
Office and industrial

Rouse Co.
Real estate

Nationwide Health Properties, Inc.
Health-care facilities

Lowe's Cos., Inc.
Consumer products

Footnote reads:
These holdings represent 25.5% of the fund's net assets as of 8/31/96. Portfolio holdings will vary over time.

* GROWING INVESTOR INTEREST MAKES OUTLOOK BULLISH

With so much consolidation taking place throughout the market, REITs are generating a great deal of new investor interest. The dynamics of the consolidation process are such that larger, growing REITs must continuously come to the market seeking capital for expansion. This heightens their visibility at the same time that their growth in size approaches a level where institutional investors might soon be attracted -- which, in turn, could provide stronger underpinnings for the entire REIT industry. Of course, there can be no guarantees, but REIT stocks have already proved their ability to weather periods of volatility well, and your management team believes the market is firmly positioned for continued growth in the future.

Respectfully yours,

/S/George Putnam

George Putnam
Chairman of the Trustees
October 16, 1996

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Real Estate Opportunities Fund is designed for investors seeking capital growth and current income by investing primarily in equity securities issued by companies principally engaged in the real estate industries.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                                           S&P 500     NAREIT
                             NAV     POP     Index      Index
-----------------------------------------------------------------------
1 year                     19.53%  12.64%    18.70%     18.49%
-----------------------------------------------------------------------
Life of fund
(since 1/3/95)             33.45   25.76     47.09      28.92
Annual average             18.99   14.80     26.17      16.46
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                             NAV     POP
-----------------------------------------------------------------------
1 year                     20.98%  14.05%
-----------------------------------------------------------------------
Life of fund
(since 1/3/95)             38.20   30.24
Annual average             20.44   16.40
-----------------------------------------------------------------------

Footnote reads:
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. POP data assumes 5.75% maximum sales charge. An expense limitation was in effect during the period; without the limitation, total return would be lower.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 1/3/95

Starting value                  (Insert ending Total)
$9,425       Fund's class A shares at POP     $12,576
$10,000                      NAREIT Index     $12,892
$10,000              Consumer Price Index     $10,508

(plot points)

Date/year  Fund at POP     NAREIT Index        CPI
---------  -----------     ------------      -----
  1/3/95         9,423           10,000     10,000
 2/28/95         9,390           10,024     10,080
 3/31/95         9,457            9,983     10,114
 4/30/95         9,368            9,980     10,147
 5/31/95         9,889           10,405     10,167
 6/30/95        10,078           10,570     10,187
 7/31/95        10,322           10,752     10,187
 8/31/95        10,521           10,881     10,214
 9/30/95        10,765           11,067     10,234
10/31/95        10,599           10,830     10,267
11/30/95        10,710           10,929     10,261
12/31/95        11,397           11,525     10,254
 1/31/96        11,597           11,716     10,314
 2/29/96        11,715           11,853     10,347
 3/31/96        11,927           11,787     10,401
 4/30/96        11,821           11,848     10,441
 5/31/96        12,081           12,153     10,461
 6/30/96        12,269           12,311     10,468
 7/31/96        12,069           12,404     10,488
 8/31/96        12,576           12,892     10,508

Footnote reads:
Past performance is no assurance of future results.


PRICE AND DISTRIBUTION INFORMATION
Period ended 8/31/96

-----------------------------------------------------------------------
Distributions (number)           1
-----------------------------------------------------------------------
Income                      $0.520
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                       --
-----------------------------------------------------------------------
Short-term                    0.070
-----------------------------------------------------------------------
Total                        $0.590
-----------------------------------------------------------------------
Share value:            NAV        POP
-----------------------------------------------------------------------
8/31/95               $9.49     $10.07
----------------------------------------------------------------------
8/31/96               10.67     11.32
----------------------------------------------------------------------

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPETITIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

The National Association of Real Estate Investment Trusts (NAREIT) Index* is based upon the last closing price of the month for all tax-qualified REITs listed on the major U.S. stock exchanges. The data are market weighted and the total return calculation is based upon the weightings at the beginning of period. Dividends are included in the month based upon their payment date.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended August 31, 1996

To the Trustees and Shareholders of
Putnam Real Estate Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam Real Estate Opportunities Fund, including the portfolio of investments owned, as of August 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Real Estate Opportunities Fund as of August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.

Boston, Massachusetts

October 15, 1996




Portfolio of investments owned
August 31, 1996

COMMON STOCK  (90.4%) *
NUMBER OF SHARES                                                                                                 VALUE

Appliances  (0.4%)
----------------------------------------------------------------------------------------------------------------------
              200  Whirlpool Corp.                                                                             $ 9,800

Basic Industrial Products  (1.6%)
----------------------------------------------------------------------------------------------------------------------
              900  Deere & Co.                                                                                  35,775

Consumer Non Durables  (0.7%)
----------------------------------------------------------------------------------------------------------------------
              200  Eastman Kodak Co.                                                                            14,500

Consumer Products  (1.6%)
----------------------------------------------------------------------------------------------------------------------
            1,000  Lowe's Cos., Inc.                                                                            36,125

Diversifed  (2.1%)
----------------------------------------------------------------------------------------------------------------------
            1,000  Colonial Properties Trust (R)                                                                25,125
            1,400  Washington Real Estate Investment Trust (R)                                                  22,225
                                                                                                            ----------
                                                                                                                47,350

Forest Products  (0.8%)
----------------------------------------------------------------------------------------------------------------------
              400  Weyerhaeuser Co.                                                                             17,850

Health Care Facilities  (7.2%)
----------------------------------------------------------------------------------------------------------------------
              800  American Health Properties, Inc. (R)                                                         17,500
               80  American Health Properties, Inc. - Dep. Shs. (R)                                              1,100
            1,100  LTC Properties Inc. (R)                                                                      17,875
              600  Meditrust Corp. (R)                                                                          20,550
              900  National Health Investors, Inc. (R)                                                          30,150
            1,800  Nationwide Health Properties, Inc. (R)                                                       40,050
            1,100  Omega Healthcare Investors, Inc. (R)                                                         31,488
                                                                                                            ----------
                                                                                                               158,713

Home Building  (2.5%)
----------------------------------------------------------------------------------------------------------------------
              800  Lennar Corp.                                                                                 17,900
            1,200  Oakwood Homes Corp.                                                                          28,200
              500  Webb (Delaware East) Corp.                                                                    9,000
                                                                                                            ----------
                                                                                                                55,100

Hotels  (5.5%)
----------------------------------------------------------------------------------------------------------------------
              800  FelCor Suite Hotels, Inc. (R)                                                                24,400
            1,100  Innkeepers USA Trust (R)                                                                     11,825
            1,000  Patriot American Hospitality, Inc. (R)                                                       30,500
            1,000  RFS Hotel Investors, Inc. (R)                                                                16,000
              800  Starwood Lodging Trust (R)                                                                   30,400
              700  Winston Hotels, Inc. (R)                                                                      8,662
                                                                                                            ----------
                                                                                                               121,787

Manufactured Homes  (3.1%)
----------------------------------------------------------------------------------------------------------------------
            1,500  Manufactured Home Communities, Inc. (R)                                                      27,938
              900  ROC Communities, Inc. (R)                                                                    21,600
              700  Sun Communities, Inc. (R)                                                                    19,863
                                                                                                            ----------
                                                                                                                69,401

Mortgage  (0.5%)
----------------------------------------------------------------------------------------------------------------------
              500  Allied Capital Commercial Corp. (R)                                                          11,250

Office and Industrial  (16.5%)
----------------------------------------------------------------------------------------------------------------------
            3,318  Beacon Properties Corp. (R)                                                                  90,420
              600  Bedford Properties Investors, Inc. (R)                                                        8,475
            2,500  Cali Realty Corp. (R)                                                                        62,813
            1,800  Duke Realty Investments, Inc. (R)                                                            57,150
            2,200  First Industrial Realty Trust, Inc. (R)                                                      54,175
              400  Highwoods Properties, Inc. (R)                                                               11,900
              400  Meridian Industrial Trust (R)                                                                 7,050
              700  Reckson Associates Realty Corp. (R)                                                          24,763
              400  Spieker Properties, Inc. (R)                                                                 11,950
              500  Trinet Corporate Realty Trust, Inc. (R)                                                      15,750
              700  Weeks Corp. (R)                                                                              20,038
                                                                                                            ----------
                                                                                                               364,484

Railroads  (0.7%)
----------------------------------------------------------------------------------------------------------------------
              200  Union Pacific Corp.                                                                          14,575

Real Estate  (2.1%)
----------------------------------------------------------------------------------------------------------------------
              200  Castle & Cooke, Inc. +                                                                        3,050
            1,700  Rouse Co.                                                                                    43,988
                                                                                                            ----------
                                                                                                                47,038

Residential  (19.0%)
----------------------------------------------------------------------------------------------------------------------
            1,800  Ambassador Apartments, Inc. (R)                                                              31,725
            1,400  Avalon Properties, Inc.                                                                      32,025
              700  Bay Apartment Community, Inc. (R)                                                            19,600
            1,600  Columbus Realty Trust (R)                                                                    31,000
            1,600  Equity Residential Properties Trust (R)                                                      56,600
              300  Essex Property Trust, Inc. (R)                                                                7,163
            1,400  Evans Withycombe Residential, Inc.                                                           29,400
              400  Gables Residential Trust (R)                                                                  9,600
            1,500  Home Properties of NY, Inc. (R)                                                              30,000
            1,100  Mid-America Apartment Communities, Inc. (R)                                                  26,538
            1,000  Post Properties, Inc. (R)                                                                    35,875
            1,600  Security Capital Pacific Trust (R)                                                           33,400
            1,200  Smith (Charles East) Residential Realty, Inc. (R)                                            28,650
            2,400  South West Property Trust, Inc. (R)                                                          31,500
              800  Wellsford Residential Property Trust (R)                                                     17,300
                                                                                                            ----------
                                                                                                               420,376

Restaurants  (0.8%)
----------------------------------------------------------------------------------------------------------------------
            1,200  Commercial Net Lease Realty (R)                                                              16,650

Retail  (4.0%)
----------------------------------------------------------------------------------------------------------------------
              600  Dayton Hudson Corp.                                                                          20,700
            3,000  K mart Corp.                                                                                 30,000
              500  Melville Corp.                                                                               21,125
              300  Penney (J.C.) Co., Inc.                                                                      15,863
                                                                                                            ----------
                                                                                                                87,688

Self Storage  (5.8%)
----------------------------------------------------------------------------------------------------------------------
            2,700  Public Storage, Inc. (R)                                                                     58,050
              900  Shurgard Storage Centers, Inc. Class A (R)                                                   22,388
              800  Storage Trust Realty (R)                                                                     17,500
              900  Storage USA, Inc. (R)                                                                        29,250
                                                                                                            ----------
                                                                                                               127,188

Shopping Centers  (15.5%)
----------------------------------------------------------------------------------------------------------------------
            1,400  Alexander Haagen Properties, Inc. (R)                                                        19,250
            1,400  Bradley Real Estate Trust, Inc. (R)                                                          22,575
            1,000  CBL & Associates Properties, Inc. (R)                                                        23,000
            1,100  Chelsea GCA Realty, Inc. (R)                                                                 32,038
              900  Excel Realty Trust, Inc. (R)                                                                 19,688
            1,152  Horizon Group, Inc. (R)                                                                      24,192
            1,200  Kimco Realty Corp. (R)                                                                       34,800
            1,600  Macerich Co. (The) (R)                                                                       34,400
            1,700  Malan Realty Investments, Inc. (R)                                                           23,800
            2,600  Simon DeBartolo Group, Inc. (R)                                                              64,675
            2,000  Taubman Centers, Inc. (R)                                                                    21,750
              600  Weingarten Realty Investors, Inc. (R)                                                        23,700
                                                                                                            ----------
                                                                                                               343,868
                                                                                                            ----------
                   Total Common Stock (cost $1,744,117)                                                    $ 1,999,518

CONVERTIBLE PREFERRED STOCKS  (2.3%)*
NUMBER OF SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
              400  Catellus Development Corp. $3.625, cv. pfd.                                                $ 20,800
              600  K mart Financing I $3.875, cv. pfd.                                                          30,225
                                                                                                            ----------
                   Total Convertible Preferred Stocks  (cost $51,500)                                         $ 51,025

CONVERTIBLE BONDS AND NOTES  (2.4%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
          $30,000  Camden Property Trust cv. sub. deb. 7.33s, 2001                                            $ 31,950
           20,000  Liberty Property Trust cv. sub. deb. 8s, 2001                                                21,200
                                                                                                            ----------
                   Total Convertible Bonds and Notes  (cost $46,300)                                          $ 53,150

SHORT-TERM INVESTMENTS  (5.5%)* (cost $121,035)
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
         $121,000  Interest in $ 883,204,000 joint repurchase agreement dated August 30, 1996 with
                   Goldman Sachs & Co. due September 3, 1996 with respect to various U.S.
                   Treasury obligations - maturity value of $ 121,071 for an effective yield of 5.26%.       $ 121,035
----------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $1,962,952)***                                                  $ 2,224,728
----------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $2,212,553.

*** The aggregate identified cost on a tax basis is $1,951,952, resulting in gross unrealized appreciation and depreciation of $293,450 and $20,674, respectively, or net unrealized appreciation of $272,776.

+   Non-income producing security.

(R) Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
----------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $1,962,952) (Note 1)                $2,224,728
----------------------------------------------------------------------------------------------------
Cash                                                                                             761
----------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                      4,185
----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                            25
----------------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                               5,442
----------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                     5,740
----------------------------------------------------------------------------------------------------
Total assets                                                                               2,240,881

Liabilities
----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                     62
----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                       7
----------------------------------------------------------------------------------------------------
Payable for organization expense (Note 1)                                                      6,425
----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        21,834
----------------------------------------------------------------------------------------------------
Total liabilities                                                                             28,328
----------------------------------------------------------------------------------------------------
Net assets                                                                                $2,212,553

Represented by
----------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                           $1,791,253
----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                  52,791
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                        106,733
----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   261,776
----------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                 $2,212,553

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------
Net asset value and redemption price per share  ($2,212,553 divided by 207,325 shares)        $10.67
----------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $10.67) *                                              $11.32
----------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1996

Investment Income:
------------------------------------------------------------------------------------------------
Dividends                                                                               $120,521
------------------------------------------------------------------------------------------------
Interest                                                                                   5,409
------------------------------------------------------------------------------------------------
Total investment income                                                                  125,930

Expenses:
------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          14,060
------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             6,273
------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          1,655
------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              40
------------------------------------------------------------------------------------------------
Registration fees                                                                             97
------------------------------------------------------------------------------------------------
Auditing                                                                                   7,658
------------------------------------------------------------------------------------------------
Legal                                                                                      4,655
------------------------------------------------------------------------------------------------
Postage                                                                                       42
------------------------------------------------------------------------------------------------
Other                                                                                      4,807
------------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                           (19,662)
------------------------------------------------------------------------------------------------
Total expenses                                                                            19,625
------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (2,115)
------------------------------------------------------------------------------------------------
Net expenses                                                                              17,510
------------------------------------------------------------------------------------------------
Net investment income                                                                    108,420
------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         119,044
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                               129,870
------------------------------------------------------------------------------------------------
Net gain on investments                                                                  248,914
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $357,334
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets                                                         For the period
                                                                                          January 3, 1995
                                                                       Year ended        (commencement of
                                                                          August 31        operations) to
                                                                              1996        August 31, 1995
---------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------
Net investment income                                                     $108,420               $57,930
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    119,044                (1,677)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                 129,870               131,906
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       357,334               188,159
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------
   From net investment income                                              (99,920)                   --
---------------------------------------------------------------------------------------------------------
   From net realized gain on investments                                   (13,451)                   --
---------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          139,394             1,621,037
---------------------------------------------------------------------------------------------------------
Total increase in net assets                                               383,357             1,809,196
---------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------
Beginning of period                                                      1,829,196                20,000
---------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$52,791 and $58,533, respectively)                                      $2,212,553            $1,829,196
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial Highlights
(For a share outstanding throughout the period)

                                                                                     For the period
                                                                                    January 3, 1995
                                                                                      (commencement
                                                                       Year ended     of operations
                                                                        August 31      to August 31
                                                              -------------------------------------
                                                                             1996              1995
                                                              -------------------------------------
Net asset value, beginning of period                                        $9.49             $8.50
---------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------
Net investment income                                                         .54(d)            .30(d)
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              1.23               .69
---------------------------------------------------------------------------------------------------
Total from investment operations                                             1.77               .99
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------
From net investment income                                                   (.52)               --
---------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.07)               --
---------------------------------------------------------------------------------------------------
Total distributions                                                          (.59)               --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.67             $9.49
---------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           19.53             11.65(e)
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $2,213            $1,829
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .98(d)            .48(d)(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.40(d)           3.52(d)(e)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      28.19              5.35(e)
---------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                           $.0360                --
---------------------------------------------------------------------------------------------------

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the period ended August 31, 1996 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(d)  Reflects an expense limitation in effect during the period (see Note 2). As a result of such limitation, expenses for the fund for the period ended August 31, 1996 and August 31, 1995 reflect a reduction of $0.10 and $0.21 per share, respectively.

(e)  Not annualized.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

This fund is one of a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek capital growth and current income by investing primarily in equity securities issued by companies in real estate industries.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price, or if no sales are reported-as in the case of some securities traded over-the-counter -- the last bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of non-taxable dividends and organization expenses.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $14,242 to decrease undistributed net investment income and $11,425 to increase paid-in-capital, with an increase to accumulated net realized gains of $2,817. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Through November 30, 1996, Putnam Management has voluntarily agreed to limit expenses to an annual rate of 1.00% of the fund's average net assets. The fund's expenses subject to this limitation are exclusive of brokerage, interest, taxes, amortization of deferred organization expenses, extraordinary expenses and credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Investments, Inc., if any.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by PFTC, a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $2,115 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments to the Plan.

Note 3
Purchase and sales of securities

During the year ended August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $628,202 and $547,505, respectively. There were no purchases and sales of U.S.
government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                               August 31, 1996
----------------------------------------------------
                          Shares              Amount
----------------------------------------------------
Shares sold                3,279             $33,628
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             12,125             113,370
----------------------------------------------------
                          15,404             146,998

Shares
repurchased                 (781)             (7,604)
----------------------------------------------------
Net increase              14,623

 $  139,394
----------------------------------------------------

                      For the period January 3, 1995
                       (commencement of operations)
                            to August 31, 1995
----------------------------------------------------
                           Shares             Amount
----------------------------------------------------
Shares sold               192,412         $1,639,850
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  --                 --
----------------------------------------------------
                          192,412          1,639,850

Shares
repurchased                (2,063)           (18,813)
----------------------------------------------------
Net increase              190,349         $1,621,037
----------------------------------------------------
At August 31, 1996, Putnam Management owned 187,606 shares of the fund (90.4% of shares outstanding), valued at $2,001,756.



Federal tax information
(Unaudited)

The fund has designated 79.27% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Real Estate Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

27671-403       10/96